UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 7, 2005

BAS Securitization LLC
Banc of America Securities Auto Trust 2005-WF1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-81254 333-81254-01	69-0009065 51-6566822

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

Bank of America Corporate Center, Charlotte, North Carolina	28255

(Address of Principal Executive Offices)	(Zip Code)

(704) 388-2308

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Registrant is filing the exhibit listed in Item 9.01(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes by Banc of America Securities Auto Trust 2005-WF1 described in the Final Prospectus Supplement dated June 29, 2005.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit
No.	Document Description

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, BAS Securitization LLC, and the Co-Registrant, Banc of America Securities Auto Trust 2005-WF1, by its Depositor, BAS Securitization LLC, have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2005	BAS SECURITIZATION LLC

	By:	/s/ JAMES G. MACKEY
	Name:	James G. Mackey
	Title:	Principal Financial Officer

BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1
	By:	BAS Securitization LLC, as Depositor of Banc of America Securities Auto Trust 2005-WF1

	By:	/s/ JAMES G. MACKEY
	Name:	James G. Mackey
	Title:	Principal Financial Officer

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